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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                -------------------------------------------------
                                December 15, 1997


                        Banc One Credit Card Master Trust
                   -----------------------------------------
                   (Issuer with respect to the Certificates)


                              Bank One, Texas, N.A.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                  United States
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)



         0-25636                                        31-4148768
  ------------------------                ------------------------------------
  (Commission File Number)                (IRS Employer Identification Number)



      c/o Bank One, Columbus, N.A., as Administrator, 800 Brooksedge Blvd.,
                    Attn: Gary Unser, Westerville, Ohio 43081
      ---------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


               Registrant's telephone number, including area code:
               ---------------------------------------------------
                                 (614) 248-3465

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Item 5.  Other Events

On December 15, 1997, the Banc One Credit Card Master Trust (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the following Certificates issued by the Trust, each of which is included in Group One and is a Principal Sharing Series:

         7.55% Class A Asset Backed Certificates, Series 1994-B
         7.75% Class B Asset Backed Certificates, Series 1994-B
         7.80% Class A Asset Backed Certificates, Series 1994-C
         8.00% Class B Asset Backed Certificates, Series 1994-C
         6.15% Class A Asset Backed Certificates, Series 1995-A
         6.30% Class B Asset Backed Certificates, Series 1995-A
         6.30% Class A Asset Backed Certificates, Series 1995-B
         6.45% Class B Asset Backed Certificates, Series 1995-B
         Floating Rate Class A Asset Backed Certificates, Series 1996-A Floating Rate Class B Asset Backed Certificates, Series 1996-A Asset Backed Certificates, Series 1997-1


Item 7.  Exhibits

See page 4 for Exhibit Index.

SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    BANC ONE CREDIT CARD MASTER TRUST



Date:  December 15, 1997            By:    /s/ Tracie Klein
       ----------------------              ------------------------

                                    Name:  Tracie Klein
                                           ------------------------

                                    Title: Vice President
                                           ------------------------

                                    BANK ONE, COLUMBUS, N.A.



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EXHIBIT INDEX


Exhibit    Description                                                     Page
-------    -----------                                                     ----

99.1       The Monthly Statements and other information reflecting
           the Trust's Activities for the Monthly Period ending
           November 30, 1997 ............................................  5-18

99.2       Monthly Servicer's Certificates............................... 19-24